                            SCHEDULE 14A INFORMATION
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                              (AMENDMENT NO.     )

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material under Rule 14a-12

                            HARRIS INTERACTIVE INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                           [HARRIS INTERACTIVE LOGO]
                              135 CORPORATE WOODS
                           ROCHESTER, NEW YORK 14623

October 10, 2003

Dear Stockholder:

     You are cordially invited to attend the 2003 Annual Meeting of Stockholders of Harris Interactive Inc., which will be held on Tuesday, November 11, 2003, at the Memorial Art Gallery, 500 University Avenue, Rochester, New York 14607 at 5:15 p.m. (local time).

     At the Annual Meeting you will be asked to elect three directors to our Board of Directors.

     On the following pages, you will find the formal Notice of Annual Meeting and our Proxy Statement. Included with our Proxy Statement is a copy of our Annual Report on Form 10-K for the fiscal year 2003. We encourage you to read the Proxy Statement as well as our Form 10-K. These documents will provide you with information about our management, operations, markets and services, as well as our audited financial statements.

     Whether or not you plan to attend the Annual Meeting, please complete, sign, date and return the accompanying proxy in the enclosed post-paid envelope to ensure that your shares of Harris Interactive common stock will be represented at the Annual Meeting.

     We hope that many of you will be able to attend the Annual Meeting in person. We look forward to seeing you there.

                                          Sincerely,

                                          /s/ Gordon S. Black
                                          GORDON S. BLACK
                                          Chairman of the Board of Directors
                                          and Chief Executive Officer

                           [HARRIS INTERACTIVE LOGO]
                              135 CORPORATE WOODS
                           ROCHESTER, NEW YORK 14623

     NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD NOVEMBER 11, 2003

TO OUR STOCKHOLDERS:

     You are cordially invited to attend the 2003 Annual Meeting of Stockholders of Harris Interactive Inc. ("Harris Interactive" or the "Company"), which will be held at the Memorial Art Gallery, 500 University Avenue, Rochester, New York 14607, on November 11, 2003 at 5:15 p.m., local time, for the following purposes:

          1. To elect three (3) Class I directors to the Board of Directors to hold office for a three-year term; and

          2. To act upon such other business as may properly come before the meeting or any adjournment thereof.

     A copy of Harris Interactive's Annual Report on Form 10-K for fiscal year 2003 is enclosed with this Notice of Annual Meeting and attached Proxy Statement. For ten days prior to the meeting, a complete list of the stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder of record for any purpose germane to the Annual Meeting during ordinary business hours at Harris Interactive's offices at 135 Corporate Woods, Rochester, New York 14623.

                                          By Order of the Board of Directors,

                                          /s/ Bruce A. Newman
                                          BRUCE A. NEWMAN
                                          Chief Financial Officer, Secretary,
                                          and Treasurer

October 10, 2003
Rochester, New York

     IMPORTANT: Please fill in, date, sign and promptly mail the enclosed proxy card in the accompanying post-paid envelope to assure that your shares are represented at the Annual Meeting. If you attend the Annual Meeting, you may choose to vote in person even if you have previously sent in your proxy card.

     Stockholders Should Read the Entire Proxy Statement Carefully Prior to Returning Their Proxies

                           [HARRIS INTERACTIVE LOGO]
                              135 CORPORATE WOODS
                           ROCHESTER, NEW YORK 14623

                                PROXY STATEMENT
                                October 10, 2003

         FOR ANNUAL MEETING OF STOCKHOLDERS OF HARRIS INTERACTIVE INC.
                          TO BE HELD NOVEMBER 11, 2003

     The accompanying proxy is solicited by the Board of Directors of Harris Interactive Inc. ("Harris Interactive" or the "Company") for use at the 2003 Annual Meeting of Stockholders to be held on Monday, November 11, 2003, at 5:15 p.m. local time or any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the Memorial Art Gallery, 500 University Avenue, Rochester, New York 14607. The date of this Proxy Statement is October 10, 2003, the approximate date on which this Proxy Statement and the accompanying form of proxy were first sent or given to stockholders.

                              GENERAL INFORMATION

RECORD DATE; VOTING SECURITIES

     Only stockholders of record at the close of business on September 15, 2003 are entitled to vote their shares of Harris Interactive common stock at the meeting and any adjournment thereof. As of September 15, 2003, there were 55,448,763 shares of Harris Interactive's common stock issued and outstanding. Each holder of shares of common stock is entitled to one vote for each share of common stock held. Stockholders may vote in person or by proxy.

PROXIES; VOTING OF PROXIES

     By submitting your proxy, you will authorize Bruce A. Newman and Leonard R. Bayer to represent you and vote your shares of common stock at the Annual Meeting in accordance with your instructions. They also may vote your shares to adjourn the meeting and will be authorized to vote your shares at any adjournments of the meeting. If you submit a proxy but do not indicate any voting instructions, your shares will be voted "FOR" all director nominees. If any other business properly comes before the stockholders for a vote at the Annual Meeting, your shares will be voted by the proxy holders in accordance with the recommendation of the Board of Directors, or, in the absence of any such recommendation, as the proxy holders may determine in their discretion.

REVOCABILITY OF PROXIES

     If you attend the Annual Meeting, you may vote your shares in person, regardless of whether you have submitted a proxy. In addition, you may revoke your proxy by sending a written notice of revocation to Harris Interactive Inc.,
Attention: Mr. Bruce A. Newman, Corporate Secretary, 135 Corporate Woods, Rochester, New York 14623, by submitting a later-dated proxy or by voting in person at the Annual Meeting.

QUORUM

     A majority of the shares of Harris Interactive common stock entitled to vote must be present either in person or by proxy at the Annual Meeting before any business may be conducted.

VOTE REQUIRED; BOARD RECOMMENDATIONS

      PROPOSAL                       VOTE REQUIRED                  BOARD RECOMMENDATION
      --------                       -------------                  --------------------
Election of Directors   Plurality of votes present and entitled   For all Director Nominees
                        to vote

TABULATION OF ABSTENTIONS AND BROKER NON-VOTES

     Abstentions and broker non-votes will be included in the number of shares present for purposes of determining whether a quorum is present at the Annual Meeting. Abstentions will also be counted as shares "present" and "entitled to vote." A broker non-vote occurs when a broker has not received voting instructions from the beneficial owner of the shares and the broker does not have the authority to vote the shares because the proposal is nonroutine. Broker non-votes are not counted as shares "entitled to vote" with respect to proposals over which they do not have discretionary authority. Therefore, while broker non-votes are considered "present" for purposes of determining whether there is a quorum, they are not considered "present" for purposes of determining the majority of shares at the meeting and entitled to vote.

SHARES HELD IN STREET NAME

     If your shares are held in a brokerage account or by another nominee, you are considered the "beneficial owner" of those shares. As the beneficial owner, you have the right to direct your broker or nominee how to vote your shares, and your broker or nominee is required to vote your shares in accordance with your instructions. If you do not give instructions to your broker or nominee, then your broker or nominee will be entitled to vote your shares in its discretion as to the Election of Directors.

     As the beneficial owner of shares, you are invited to attend the Annual Meeting. Please note, however, that if you are a beneficial owner, you may not vote your shares in person at the Annual Meeting unless you obtain a "legal proxy" from your broker or nominee that holds your shares.

SOLICITATION OF PROXIES

     Harris Interactive will bear all costs of this proxy solicitation. In addition to soliciting stockholders by mail and through its regular employees, Harris Interactive will request banks and brokers, and other custodians, nominees and fiduciaries to solicit their customers who have shares of Harris Interactive common stock registered in their names and will reimburse them for their reasonable, out-of-pocket costs. Harris Interactive may use the services of its officers, directors and others to solicit proxies, personally or by telephone, facsimile or electronic mail, without additional compensation.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information regarding the beneficial ownership of Harris Interactive common stock as of September 15, 2003 by (i) each person who is known by the Company to own beneficially more than 5% of the outstanding shares; (ii) each director and director-nominee; (iii) the Chief Executive Officer and each other executive officer named in the Summary Compensation Table; and (iv) all directors and executive officers as a group. All shares are subject to the named person's sole voting and investment power except where otherwise indicated.

                                                      NUMBER OF SHARES
                                                      OF COMMON STOCK    PERCENT OF COMMON
                                                        BENEFICIALLY     STOCK BENEFICIALLY
NAME OF BENEFICIAL OWNER                                   OWNED              OWNED(1)
------------------------                              ----------------   ------------------
Dr. Gordon S. Black(10).............................     2,076,088               3.7%
Mr. Albert A. Angrisani(2)(10)......................       736,070               1.3%
Mr. Leonard R. Bayer(3)(10).........................     2,781,459               5.0%
Mr. Gregory T. Novak(4).............................        46,444                 *
Mr. Arthur E. Coles(5)..............................         8,849                 *
Mr. Benjamin D. Addoms(6)(10).......................         5,556                 *
Mr. Thomas D. Berman(10)............................            --                --
Mr. David Brodsky(7)(10)............................       620,401               1.1%
Mr. James R. Riedman(8)(10).........................       184,114                 *
Mr. Howard L. Shecter(9)(10)........................       307,723                 *
All directors and current executive officers as a
  group (19 persons)(11)............................     7,852,049              14.0%

---------------

  * Less than 1%

 (1) The number of shares beneficially owned and the percentage of shares outstanding are based on 55,448,763 shares of Harris Interactive common stock outstanding as of September 15, 2003. Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission ("SEC") and generally includes voting or investment power with respect to securities. All shares of Harris Interactive common stock subject to options exercisable within 60 days following September 15, 2003 are deemed to be outstanding and beneficially owned by the person holding those options for the purpose of computing the number of shares beneficially owned and the percentage of ownership of that person. They are not, however, deemed to be outstanding and beneficially owned for the purpose of computing the percentage ownership of any other person.

 (2) Includes 433,793 shares underlying options held by Mr. Angrisani and exercisable within 60 days.

 (3) Includes 316,800 shares held by Lorraine W. Bayer, Mr. Bayer's wife.

 (4) Includes 32,583 shares underlying options held by Mr. Novak and exercisable within 60 days.

 (5) Includes 8,750 shares underlying options held by Mr. Coles and exercisable within 60 days.

 (6) Includes 5,556 shares underlying options held by Mr. Addoms and exercisable within 60 days.

 (7) Includes 292,156 shares underlying options held by Mr. Brodsky and exercisable within 60 days.

 (8) Mr. Riedman is the President, director and a principal stockholder of Riedman Corporation. Riedman Corporation is the owner of 129,558 shares of Harris Interactive common stock. Also includes 53,556 shares underlying options held by Mr. Riedman and exercisable within 60 days.

 (9) Includes 307,723 shares underlying options held by Mr. Shecter and exercisable within 60 days.

(10) Director.

(11) Includes the information in the notes above, as applicable. Includes an additional 498,769 shares of common stock issuable upon exercise of stock options exercisable within 60 days of September 15, 2003, which options are held by executive officers of Harris Interactive who are not identified in the table above.

EQUITY COMPENSATION PLAN INFORMATION

     The following table provides information as of June, 30, 2003, with respect to shares of Harris Interactive Common Stock that may be issued under the terms of Harris Interactive's Long-Term Incentive Plan:

                                                       FISCAL YEAR ENDED JUNE 30, 2003
                               -------------------------------------------------------------------------------
                               NUMBER OF SHARES TO BE    WEIGHTED-AVERAGE EXERCISE       NUMBER OF SHARES
                               ISSUED UPON EXERCISE OF     PRICE OF OUTSTANDING       REMAINING AVAILABLE FOR
                                OUTSTANDING OPTIONS,         OPTIONS, WARRANTS         FUTURE ISSUANCE UNDER
                                 WARRANT AND RIGHTS             AND RIGHTS           EQUITY COMPENSATION PLANS
                               -----------------------   -------------------------   -------------------------
Equity compensation plans
  approved by
  stockholders*..............         3,316,106                    3.34                      1,162,766
Equity compensation plans not
  approved by stockholders...
                                      ---------                    ----                      ---------
Total........................         3,316,106                    3.34                      1,162,766
                                      =========                    ====                      =========

---------------

* Excludes outstanding options for 1,385,259 shares at a weighted average price of 2.01 per share. These options were assumed in connection with the acquisition of Total Research Corporation. No additional awards can be granted under the plan pursuant to which these options were originally issued.

                             ELECTION OF DIRECTORS

     Harris Interactive's Board of Directors is currently divided into three classes, with the classes of directors serving for staggered three-year terms that expire in successive years. Class I currently has three members, whose terms expire as of the date of the Annual Meeting. Harris Interactive's Board of Directors proposes that the nominees described below, each of whom is currently serving as a Class I director, be re-elected as Class I directors for a term of three years or until their successors are duly elected and qualified.

     The Board of Directors recommends a vote "FOR" all nominees.

VOTE REQUIRED

     If a quorum is present and voting at the Annual Meeting, the three nominees for Class I directors receiving the highest number of affirmative votes of the shares of Harris Interactive common stock present in person or represented by proxy and entitled to vote will be elected as Class I directors. Only votes cast for a nominee will be counted. Abstentions, broker non-votes and instructions on the accompanying proxy card to withhold authority to vote for one or more nominees will result in the respective nominees receiving fewer votes. However, the number of votes otherwise received by the nominee will not be reduced by such action. In the absence of contrary instructions, the proxy holders intend to vote all proxies received by them in the accompanying form of proxy "FOR" the nominees for director listed below. In the event that any nominee is unable to or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who is designated by the present Board of Directors to fill the vacancy. As of the date of this Proxy Statement, the Board of Directors is not aware that any nominee is unable or will decline to serve as a director.

NOMINEES TO BOARD OF DIRECTORS

                                                                       CLASS AND YEAR IN WHICH             BOARD
NAME                        PRINCIPAL OCCUPATION      DIRECTOR SINCE      TERM WILL EXPIRE      AGE      COMMITTEES
----                    ----------------------------  --------------   -----------------------  ---   ----------------
Mr. Benjamin D. Addoms   Managing Director, iBelay         2000             Class I 2006        40    Audit Committee
                                  Ventures
Mr. Leonard R. Bayer    Executive Vice President and       1978             Class I 2006        52           --
                         Chief Scientist of Harris
                              Interactive Inc.
Mr. David Brodsky             Private Investor             2001             Class I 2006        66    Audit (Chairman)
                                                                                                      and Compensation
                                                                                                         Committees

     Benjamin D. Addoms has served as a director of Harris Interactive since February 2000. Mr. Addoms is the Managing Partner of iBelay Ventures, a venture capital firm. From May 1999 until May 2000, Mr. Addoms served as President of Excite@Home's Media Division. Mr. Addoms served as Executive Vice President of MatchLogic, Inc., a division of Excite@Home, from April 1997 until May 1999. Prior to his work at MatchLogic, Inc., Mr. Addoms spent three years as Senior Vice President of Database Development for the Polk Company, where he was responsible for the acquisition and creation of a comprehensive consumer database. Mr. Addoms received his Bachelor of Arts degree from Wesleyan University.

     Leonard R. Bayer has served as Executive Vice President and Chief Scientist, and as a director of Harris Interactive, since July 1978. From August 1976 to July 1978, Mr. Bayer worked for Practice Development Corporation where he served as Vice President of Research and Development. From September 1975 to August 1976, Mr. Bayer was a member of the faculty of the University of Rochester School of Medicine where he taught mathematical statistics. Mr. Bayer received an M.A. degree in Statistics, a B.S. degree in Astrophysics and a B.A. degree in Mathematics from the University of Rochester.

     David Brodsky has served as a director of Harris Interactive since November 2001. Mr. Brodsky was elected to the Board of Directors of Harris Interactive pursuant to the terms of the Agreement and Plan of Merger dated August 5, 2001 between Harris Interactive Inc., Total Research Corporation and Total Merger Sub Inc. (the "Merger Agreement"). Prior to joining the Board of Directors of Harris Interactive, Mr. Brodsky served as a director of Total Research Corporation and served in such capacity from June 1998 through November 2001. Mr. Brodsky served as Chairman of the Board of Directors of Total Research Corporation from July 1998 to November 2001. Mr. Brodsky has been a private investor for the past 7 years. Mr. Brodsky received a B.A. degree from Brown University.

DIRECTORS NOT STANDING FOR ELECTION

     The members of the Board of Directors who are not standing for election at this year's Annual Meeting are set forth below.

                                                                              CLASS AND YEAR
                                                                                 IN WHICH              BOARD
NAME                           PRINCIPAL OCCUPATION         DIRECTOR SINCE   TERM WILL EXPIRE  AGE   COMMITTEES
----                           --------------------         --------------   ----------------  ---  ------------
Mr. Thomas D. Berman      Partner, Adams Street Partners,        1998         Class II 2004     45   Audit and
                                        LLC                                                         Compensation
                                                                                                     Committees
Mr. Howard L. Shecter    Senior Partner with the law firm        2001         Class II 2004     59   Audit and
                          of Morgan, Lewis & Bockius LLP                                            Compensation
                                                                                                     Committees
Mr. Albert A. Angrisani    President and Chief Operating         2001         Class III 2005    53       --
                           Officer of Harris Interactive
                                       Inc.
Dr. Gordon S. Black            Chairman of the Board             1975         Class III 2005    62       --
                          and Chief Executive Officer of
                              Harris Interactive Inc.
Mr. James R. Riedman       Chairman and Chief Executive          1989         Class III 2005    43  Compensation
                         Officer of Phoenix Footwear Group                                           Committee
                                                                                                     (Chairman)

     Thomas D. Berman has served as a director of Harris Interactive since July 1998. Mr. Berman is a Partner and a member of the direct investment sub-committee of Adams Street Partners, LLC ("ASP"), a private equity firm. ASP is the former private equity group of UBS Global Asset Management (Americas) Inc. (formerly known as Brinson Partners, Inc.) ("UBS Global"). ASP is 24.9% owned by UBS Global and is the sub-advisor to UBS Global for its private equity investments. Mr. Berman received an S.M. from Massachusetts Institute of Technology, Sloan School of Management, and an S.B. degree in Electrical Engineering from Massachusetts Institute of Technology.

     Howard L. Shecter has served as a director of Harris Interactive since November 2001. Mr. Shecter was elected to the Board of Directors of Harris Interactive pursuant to the terms of the Merger Agreement. Prior to joining the Board of Directors of Harris Interactive, Mr. Shecter served as a director of Total Research Corporation from June 1998 to November 2001. Mr. Shecter is a Senior Partner with the law firm of Morgan, Lewis & Bockius LLP and has been with that firm since 1968. Mr. Shecter served as a Managing Partner of Morgan, Lewis & Bockius LLP from 1979 to 1983 and was the Chairman of the Executive Committee of that firm in 1985. Mr. Shecter is also a director of Ashbridge Corporation, Ashbridge Investment Management and Heintz Investment Co.

     Albert A. Angrisani has served as President and Chief Operating Officer, and as a director of Harris Interactive since November 2001. Mr. Angrisani was elected to serve as President and Chief Operating Officer and as a director of Harris Interactive pursuant to the terms of the Merger Agreement. From July 1998 to November 2001, Mr. Angrisani served as President and Chief Executive Officer of Total Research Corporation and as director of Total Research Corporation from November 1994 to November 2001. Prior to July 1998, Mr. Angrisani acted as a consultant to Total Research Corporation, and from January 1993 to April 1998, Mr. Angrisani served as the President of the Princeton-Potomac Management Company, a consulting and financial services firm. Mr. Angrisani earned an A.P.C. from New York University, an M.B.A. from Fairleigh Dickenson University and a B.A. from Washington & Lee University.

     Gordon S. Black has served as Chairman of the Board and Chief Executive Officer of Harris Interactive since he founded Gordon S. Black Corporation in July 1975. From July 1968 to June 1978, Dr. Black was a member of the faculty of the University of Rochester, where he was an Associate Professor with tenure. Dr. Black received a Ph.D. in Political Science from Stanford University and a B.A. degree in Political Science from Washington University.

     James R. Riedman has served as a director of Harris Interactive since October 1989. Mr. Riedman currently serves as the Chairman and Chief Executive Officer of Phoenix Footwear Group, a publicly-traded manufacturer of women's footwear. He has held this position since 1998 and has served as a director since 1993. Mr. Riedman also serves as the President and as a director of the Riedman Corporation, a real estate holding company and, prior to 2001, an insurance agency. He has served in these positions since 1987. From April 1984 to January 1987, Mr. Riedman served as Senior Vice President of Transamerica Financial Systems and Concepts. Mr. Riedman also worked for the Balboa Insurance Group from January 1983 to April 1984, where he served as Director of Corporate Planning. Mr. Riedman received an M.S. degree in Risk and Insurance and Finance from the University of Wisconsin and a B.A. degree in Business Administration from the University of Notre Dame.

BOARD AND COMMITTEE MEETINGS

     The Board of Directors of Harris Interactive held a total of eleven meetings during the fiscal year ended June 30, 2003, and had no actions by written consent. Each director attended at least 75% of the aggregate of: (i) the total number of meetings of the Board of Directors (held during the period for which he was director) and (ii) the total number of meetings held by all committees of the Board of Directors on which he served (during the periods that he served), except for Mr. Benjamin D. Addoms who attended eight Board of Directors meetings and one Audit Committee meeting. The Board of Directors has an Audit Committee and a Compensation Committee. The Board of Directors does not have a nominating committee or a committee performing the functions of a nominating committee. Nominees to the Board of Directors were unanimously approved by all of the members of the Board of Directors, including all of the independent directors. The current members of the Audit Committee and the Compensation Committee, the primary responsibilities of the respective committees and the number of times the respective committees took action by way of meeting or written consent are described below.

                                                                                NUMBER OF MEETINGS
                                                                                  (THERE WERE NO
                                                                                    ACTIONS BY
COMMITTEE               MEMBERS                  PRIMARY RESPONSIBILITIES        WRITTEN CONSENT)
---------               -------                  ------------------------       ------------------
Audit         Mr. David Brodsky (Chair)      Reviews the results of the           five meetings
Committee     Mr. Benjamin D. Addoms         Company's quarterly and annual
              Mr. Thomas D. Berman           financial statements and annual
              Mr. Howard L. Shecter          audit, appoints and monitors
                                             independence of the Company's
                                             independent auditors, approves
                                             in advance all permitted
                                             non-audit services to be
                                             provided by the Company's
                                             independent auditors, and meets
                                             with the Company's independent
                                             auditors to review the Company's
                                             critical accounting policies,
                                             internal controls and financial
                                             management practices. This
                                             Committee also receives, reviews
                                             and takes action with respect to
                                             complaints received by the
                                             Company regarding accounting,
                                             internal accounting controls,
                                             and auditing matters.

Compensation  Mr. James R. Riedman (Chair)   For fiscal years through and         four meetings
Committee     Mr. Thomas D. Berman           including fiscal year 2003, this
              Mr. David Brodsky              Committee has reviewed and
              Mr. Howard L. Shecter          recommended to the Board of
                                             Directors the compensation
                                             arrangements and benefits for
                                             the Company's Named Executive
                                             Officers, other than the
                                             Company's Group President-Health
                                             Care, Education and Public
                                             Policy and its Group President-
                                             Strategic Marketing and Business
                                             and Consumer Research. For
                                             fiscal year 2004 and thereafter,
                                             this Committee will review and
                                             approve compensation and
                                             benefits for all executive
                                             officers of the Company, and
                                             establish and review general
                                             policies relating to
                                             compensation and benefits of the
                                             Company's employees. This
                                             Committee also administers the
                                             Company's Long-Term Incentive
                                             Plan.

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS
                               AND OTHER MATTERS

EXECUTIVE COMPENSATION

     The following table sets forth information concerning the compensation paid by Harris Interactive for each of the fiscal years ended June 30, 2003, 2002 and 2001 to (i) Harris Interactive's Chief Executive Officer, and (ii) the four other most highly compensated individuals (based on total salary and bonus for the last completed fiscal year) who were serving as executive officers at the end of the fiscal year ended June 30, 2003. These individuals are referred to as the "Named Executive Officers".

SUMMARY COMPENSATION TABLE(1)

                                                                                              LONG-TERM
                                                                                             COMPENSATION
                                                                                                AWARDS
                                                          ANNUAL COMPENSATION(1)             ------------
                                                ------------------------------------------    SECURITIES
                                                                           OTHER ANNUAL       UNDERLYING
NAME AND PRINCIPAL POSITION       FISCAL YEAR   SALARY($)   BONUS($)    COMPENSATION($)(3)     OPTIONS
---------------------------       -----------   ---------   ---------   ------------------   ------------
Gordon S. Black.................     2003        303,615      110,000             --                --
  Chairman of the Board and          2002        300,000           --             --                --
  Chief Executive Officer            2001        300,000           --             --                --
Albert A. Angrisani.............     2003        241,812      110,000         80,682                --
  President and                      2002        214,442    1,250,000             --           500,000
  Chief Operating Officer            2001             --           --             --                --
Leonard R. Bayer................     2003        279,539       80,000             --                --
  Executive Vice President and       2002        256,000           --             --                --
  Chief Technical Officer            2001        256,000           --             --                --
Gregory T. Novak,...............     2003        233,099       45,150             --            50,000
  President, U.S. Operations(2)      2002        200,000       49,310             --                --
                                     2001        200,000           --             --                --
Arthur E. Coles,................     2003        224,529       30,000             --            30,000
  Group President, Healthcare &      2002        200,000       26,000             --                --
  Policy Research                    2001        200,000           --             --                --

---------------

(1) In accordance with SEC rules, the compensation described in this table does not include group life, health and medical insurance or other benefits received by the Named Executive Officers that are available generally to all salaried employees of Harris Interactive, and, except as expressly noted, certain perquisites and other personal benefits, securities or property received by the Named Executive Officers that do not exceed (in the aggregate) the lesser of $50,000 or 10% of any such executive officer's total salary and bonus disclosed in this table.

(2) Effective July 1, 2003, Mr. Novak became President, U.S. Operations of the Company. Prior to that date, Mr. Novak served as Group President, Strategic Marketing and Business and Consumer Research Division of the Company.

(3) In accordance with SEC rules, amounts totaling less than $50,000 have been omitted. The amounts shown for Mr. Angrisani for fiscal 2003 include payments of $68,682 made in connection with the maintenance of an apartment in New York City.

GRANTS OF STOCK OPTIONS

     The following table contains information concerning stock options granted during the fiscal year ended June 30, 2003 to the Named Executive Officers. Harris Interactive has never granted stock appreciation rights or shares of restricted or other stock to officers or employees, and no stock appreciation rights or shares of restricted or other stock were granted to the Named Executive Officers during the last completed fiscal year.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                INDIVIDUAL GRANT                       POTENTIAL REALIZABLE
                                          -----------------------------                  VALUE AT ASSUMED
                                           % OF TOTAL                                    ANNUAL RATES OF
                             NUMBER OF      OPTIONS                                        STOCK PRICE
                             SECURITIES    GRANTED TO                                      APPRECIATION
                             UNDERLYING   EMPLOYEES IN   EXERCISE PRICE                 FOR OPTION TERM(3)
                              OPTIONS        FISCAL           PER         EXPIRATION   --------------------
NAME                         GRANTED(#)   YEAR 2003(1)   SHARE($/SH)(2)      DATE       5%($)      10%($)
----                         ----------   ------------   --------------   ----------   --------   ---------
Gregory T. Novak...........    50,000          6%            $2.42         9/11/12     $76,096    $192,843
Arthur E. Coles............    30,000          4%            $2.42         9/11/12     $45,658    $115,706

---------------

(1) Based on an aggregate of 785,000 options granted in the fiscal year ended June 30, 2003 to all employees of Harris Interactive, including Messrs. Novak and Coles.

(2) The above options are subject to the terms of Harris Interactive's Long-Term Incentive Plan, and are exercisable only as they vest, and were granted at an exercise price equal to the fair market value of Harris Interactive's common stock on the date of grant.

(3) The potential realizable value is calculated based on the term of the option and illustrates the value that might be realized upon exercise of the options immediately prior to the expiration of their terms, assuming that the market price of Harris Interactive common stock appreciates in value at the specified annual compounded rates of 5% and 10% per share from the date of grant to the end of the option term. These amounts do not represent the Company's estimate of future stock prices. Actual realizable values, if any, on stock option exercises are dependent upon a number of factors, including the future performance of shares of Harris Interactive's common stock and the timing of option exercises, as well as the optionee's continued employment through the vesting period. There can be no assurance that the amounts reflected in this table will be achieved.

STOCK OPTION EXERCISES AND VALUES FOR FISCAL 2003

     The following table provides information with respect to the Named Executive Officers concerning the number and value of all options exercised during the last completed fiscal year and the number and value of all unexercised options held at June 30, 2003. The value of "in-the-money" options refers to options having an exercise price that is less than the fair market value of Harris Interactive's common stock at June 30, 2003.

     OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

                                                       NUMBER OF SECURITIES           VALUE OF UNEXERCISED IN-
                        NUMBER OF                     UNDERLYING UNEXERCISED            THE-MONEY OPTIONS AT
                         SHARES                   OPTIONS AT FISCAL YEAR END(#)        FISCAL YEAR END($)(1)
                       ACQUIRED ON     VALUE      ------------------------------    ----------------------------
NAME                    EXERCISE      REALIZED    EXERCISABLE     UNEXERCISABLE     EXERCISABLE    UNEXERCISABLE
----                   -----------    --------    ------------    --------------    -----------    -------------
Gordon S. Black......         --           --            --               --                --              --
Albert A.
  Angrisani..........         --           --       789,349          236,111         3,547,527       1,050,694
Leonard R. Bayer.....         --           --            --               --                --              --
Gregory T. Novak.....    150,000      623,050        18,000           50,000            93,600         202,000
Arthur E. Coles......    105,000      515,600        91,000           30,000           462,313         121,200

---------------

(1) Represents the difference between the exercise prices of the stock options and the fair market value of $6.46 per share, which was the last reported sale price per share of Harris Interactive common stock on June 30, 2003, the last trading day of the fiscal year ended June 30, 2003.

COMPENSATION OF DIRECTORS

     Fees Paid to Directors. Members of the Board of Directors who are not employees of Harris Interactive or any subsidiary of Harris Interactive ("Non-Employee Directors") -- Mr. Benjamin D. Addoms, Mr. David Brodsky, Mr. James R. Riedman and Mr. Howard L. Shecter -- were each paid an annual retainer fee of $15,000 for the fiscal year ended June 30, 2003. Mr. Thomas D. Berman, who is also a Non-Employee Director, was also entitled to receive the annual retainer, however, Mr. Berman's annual retainer fee was waived in favor of the Virginia Retirement System, Brinson MAP Venture Capital Fund III and BVCF III, L.P., the funds for which, UBS Global Asset Management (Americas) Inc., with Adams Street Partners, LLC ("ASP"), as its sub-advisor, acts as investment adviser. Members of the Board of Directors are not paid additional compensation for serving on a standing committee of the Board of Directors or for their participation in special assignments in their capacities as directors. All directors receive reimbursement for reasonable out-of-pocket expenses incurred in connection with attending Board of Directors meetings.

     Equity Compensation for Directors. No equity compensation was granted to directors during fiscal year 2003. However, on December 3, 2001, each Non-Employee Director received non-qualified stock options to purchase 40,000 shares of Harris Interactive common stock with an exercise price of $2.10 per share, which was the fair market value of Harris Interactive common stock on the date of grant. The options vest and become exercisable ratably over 36 consecutive months (1/36th per month), beginning one month from the date of grant; therefore, certain of these options vested during fiscal year 2003. The options terminate when the director ceases to be a member of the Board of Directors (if the director's term ends, if the director resigns, or for any other reason), one year after the director ceases to be a member of the Board of Directors because of death or permanent disability or immediately if the director competes with Harris Interactive. The stock option granted to Mr. Berman does not include the non-competition termination provision. Mr. Berman waived the stock option granted to him in favor of the Virginia Retirement System, Brinson MAP Venture Capital Fund III and BVCF III, L.P.

EMPLOYMENT CONTRACTS, SEVERANCE AND CHANGE-OF-CONTROL ARRANGEMENTS

     ALBERT A. ANGRISANI. In connection with Harris Interactive's acquisition of Total Research Corporation by merger in November 2001, and pursuant to an Employment Offer Letter dated August 5, 2001 and an Employment Agreement dated August 5, 2001, Mr. Angrisani accepted the position of President and Chief Operating Officer of Harris Interactive, effective upon closing of the merger. The initial term of Mr. Angrisani's employment agreement was due to expire on December 31, 2003, however, the agreement was automatically renewed for an additional one year term because neither Mr. Angrisani nor Harris Interactive gave six months notice of termination prior to the expiration of the initial term. The terms of Mr. Angrisani's employment agreement include, among other things,

     - a base salary of $300,000 per year, subject to review and adjustment by the Board of Directors, which base salary was adjusted to $375,000 per year for fiscal year 2004 (for purposes of Mr. Angrisani's employment agreement, "salary" includes certain payments made in connection with the maintenance of an apartment in New York City, as set forth in the Summary Compensation Table, above);

     - an annual performance bonus of up to $250,000, with a target bonus of $100,000, based on performance standards relating to Harris Interactive's revenue and operating income;

     - a grant on November 1, 2001 of options to purchase 500,000 shares of Harris Interactive's common stock under the Harris Interactive Long-Term Incentive Plan, which options vest and become exercisable one-thirty-sixth (1/36th) at the end of each month during the term of Mr. Angrisani's employment agreement, beginning November 30, 2001;

     - reimbursement of any excise taxes payable by Mr. Angrisani by reason of receiving excess parachute payments under his prior employment agreement with Total Research Corporation or his employment agreement with Harris Interactive and payment of a "gross-up" amount necessary to offset any and all applicable federal, state and local excise, income or other taxes incurred by Mr. Angrisani by reason of Harris Interactive's or Total Research Corporation's payment of the excise taxes otherwise payable by

       Mr. Angrisani. There were no reimbursable amounts paid by Mr. Angrisani for payment of excise taxes and, as a result, no additional payments were made to Mr. Angrisani to cover taxes incurred by Mr. Angrisani as a result of any such payments;

     - vacation, automobile allowance, expense reimbursements and other employee benefits commensurate with those provided by Harris Interactive to its senior executives generally;

     - a one-time payment of $1,250,000 on November 1, 2001 in consideration of Mr. Angrisani's agreement to be bound by non-competition, non-solicitation and confidentiality covenants; and

     - continuation of a $500,000 loan, originally made by Total Research Corporation, collateralized by shares of Harris Interactive common stock with an original due date of June 30, 2002, extended to January 15, 2003 by the Compensation Committee, which loan was fully paid when due.

     Pursuant to Mr. Angrisani's employment agreement, if Mr. Angrisani's employment is terminated under qualifying circumstances, he is entitled to receive certain payments and benefits, including a severance payment equal to his unpaid salary plus performance bonus for the remainder of his employment term, plus health benefits at his then-current level for the remainder of his employment term. If Mr. Angrisani's employment is terminated upon his death or for cause, or he terminates his employment without "good reason", he is only entitled to payment of salary, bonus and benefits accrued prior to termination. If Mr. Angrisani's employment is terminated for disability, he will be entitled to payment of salary, bonus and benefits accrued prior to termination plus payment of salary and benefits (not including bonus) until the earlier of the end of his employment term or the date he begins receiving payments under the Company's disability insurance policy. If Harris Interactive had elected not to renew Mr. Angrisani's employment agreement following expiration of the initial two year term, Mr. Angrisani would have been entitled to a severance payment equal to $300,000. Upon a change in control of the Company, Mr. Angrisani's employment agreement will continue in effect and all stock options granted to him will be fully vested. Mr. Angrisani is subject to certain non-competition, non- solicitation and confidentiality covenants.

     LEONARD R. BAYER. The Company entered into an employment agreement with Leonard Bayer, Chief Scientist of the Company, effective as of July 1, 2003. The initial term of Mr. Bayer's employment agreement expires on June 30, 2005, however, the agreement will automatically be renewed for additional one-year terms unless either Mr. Bayer or Harris Interactive gives six months notice of termination prior to the expiration of the initial term. The terms of Mr. Bayer's employment agreement include, among other things:

     - a base salary of $330,000 per year for fiscal year 2004, and $350,000 thereafter, subject to review and adjustment by the Board of Directors;

     - an annual performance bonus set by the Compensation Committee of the Board of Directors, using the same criteria and tier used to set the bonus for the Chief Executive Officer and Chief Operating Officer of the Company;

     - vacation, automobile allowance, expense reimbursement and other employee benefits commensurate with those provided by Harris Interactive to its senior executives generally;

     - a $250,000 term life insurance policy, at a cost no greater than the premium in effect on July 1, 2003; and

     - a one-time payment of $500,000, payable upon termination by either party in consideration of Mr. Bayer's agreement to be bound by non-competition, non-solicitation and confidentiality covenants.

     Pursuant to Mr. Bayer's employment agreement, if Mr. Bayer's employment is terminated under certain qualifying circumstances, he is entitled to receive certain payments and benefits (in addition to the non-compete payment referred to above), including a severance payment equal to his salary, bonus and benefits accrued prior to termination, plus his unpaid salary and performance bonus for the remainder of his employment term. If Mr. Bayer's employment agreement is terminated for death, disability or cause, or he terminates his employment without "good reason," he is only entitled to payment of salary, bonus and benefits accrued prior to termination (plus the non-compete payment referred to above). Mr. Bayer's employment agreement will continue in the event of a change in control of the Company.

     GORDON S. BLACK. The Company entered into an employment agreement with Dr. Gordon Black, Chief Executive Officer of the Company, effective as of December 16, 2002, and an amendment to that employment agreement, effective as of July 1, 2003. The term of Dr. Black's employment agreement, as amended, expires on December 31, 2004. The terms of Dr. Black's employment agreement include, among other things:

     - a base salary of $375,000, subject to review and adjustment by the Board of Directors;

     - an annual performance bonus set by the Compensation Committee of the Board of Directors, with a target bonus of at least $50,000 more than the cash bonus paid to him for fiscal year 2003, based on performance standards relating to Harris Interactive's revenue and operating income;

     - vacation, automobile allowance, expense reimbursement and other employee benefits commensurate with those provided by Harris Interactive to its senior executives generally;

     - a $300,000 whole life insurance policy and $1,000,000 term life insurance policy maintained by the Company, which Dr. Black may elect to have transferred to him upon termination of his employment, provided that prior to such transfer the Company shall be entitled to receive the cash value of those policies (and after transfer will have no further obligation to pay any premiums or other amounts related thereto); and

     - payment of $750,000, in 24 equal monthly installments following termination (unless his employment is terminated by the Company for cause or by Dr. Black without "good reason") in consideration of Dr. Black's agreement to be bound by non-competition, non-solicitation and confidentiality covenants.

     Pursuant to Dr. Black's employment agreement, if Dr. Black's employment is terminated under qualifying circumstances, he is entitled to receive certain payments and benefits (in addition to the non-compete payment referred to above), including a severance payment equal to his salary, bonus and benefits accrued prior to termination, plus his unpaid salary and benefits for the remainder of his employment term, and health benefits at his then-current level through his 65th birthday. If Dr. Black's employment is terminated upon his death or for cause, or he terminates his employment without "good reason" he is entitled only to payment of salary, bonus and benefits accrued prior to termination. If his employment is terminated by the Company in connection with his disability, Dr. Black is entitled to receive his salary, bonus and benefits accrued prior to termination, plus disability payments during the rest of his term pursuant to the Company's disability insurance policies, the non-compete payment referred to above (but reduced by the amount of disability benefits paid to him), health benefits at his then-current level until his 65th birthday, plus his other benefits available under the employment agreement through the end of his employment term. Upon a change in control of the Company, Dr. Black's employment agreement will continue in effect, the full amount of his non-compete payment will be due in a lump sum payment, and he will be entitled to continue to receive health benefits at his then-current level until his 65th birthday.

CHANGE IN CONTROL AGREEMENTS.

     During fiscal 2003, the Company entered into change in control agreements with Gregory T. Novak and Arthur E. Coles, each of whom is a Named Executive Officer, in addition to certain other officers and key personnel of the Company. The change in control agreements provide that if during the first year after a change in control of the Company the employee's employment is terminated by the Company (or any successor) other than for cause, or by the employee for good reason, the employee will be entitled to receive a severance payment equal to:

     - for one year following termination, the employee's base salary (at the rate in effect just before the change in control), plus

     - the average annual value of the employee's annual bonus (calculated based on the bonus paid during the immediately preceding two fiscal years).

     If employment is terminated by the employee for good reason, the above severance payment will be paid in a lump sum; otherwise, it will be paid in bi-weekly installments consistent with the Company's prior compensation practices. In addition, for the one year period following termination, the Company (or any successor) will also provide the employee with health benefits equivalent to those the employee received immediately before the change in control (or will reimburse the employee's out-of-pocket expenses in obtaining such insurance if not available under Harris' and the successors employer's plans). The employee also agrees to be bound by certain non-compete, non-solicitation and confidentiality provisions.

     A copy of the form of change in control agreement entered into with Mr. Novak, Mr. Coles and others was filed as Exhibit 10.1 to the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2003 (filed with the SEC on May 14, 2003).

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Executive Officer Loan. In connection with Harris Interactive's acquisition of Total Research Corporation by merger in November 2001, the Company agreed to honor and continue a loan originally made by Total Research Corporation to Mr. Angrisani, now President of the Company, in the aggregate principal amount of $500,000. The loan was collateralized by shares of Harris Interactive common stock equal to 125% of the principal amount of the loan and was originally due and payable on June 30, 2002. The original due date was extended to January 15, 2003 by the Compensation Committee, and was paid in full by Mr. Angrisani on November 21, 2002. As of the date of this Proxy Statement, no amount is outstanding under this loan. The greatest aggregate amount of indebtedness outstanding on this loan during the most recently completed fiscal year was $276,800.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

     During the fiscal year ended June 30, 2003, Mr. Thomas D. Berman, Mr. James
R. Riedman, Mr. David Brodsky and Mr. Howard L. Shecter served as members of the Compensation Committee of Harris Interactive's Board of Directors, none of whom is or has been an officer or employee of Harris Interactive or any of its subsidiaries. No interlocking relationship existed during the last completed fiscal year between Harris Interactive's Board of Directors or Compensation Committee and the board of directors or compensation committee of any other company, nor has any interlocking relationship existed in the past.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The information contained in this Compensation Committee Report shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the "Securities Act") or the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act"), except to the extent Harris Interactive specifically incorporates it by reference.

     The goals of Harris Interactive's compensation policy are to attract, retain and reward executive officers who contribute to the overall success of Harris Interactive by offering compensation that is competitive in the industry and in the geographic region in which Harris Interactive operates, to motivate executives to achieve Harris Interactive's business objectives and to align the interests of Harris Interactive's executive officers with the long-term interests of Harris Interactive's stockholders. Harris Interactive currently uses salary, cash bonuses, stock options, executive benefits, and participation in benefit plans and programs generally available to all Harris Interactive employees to meet these goals.

FORMS OF COMPENSATION

     In setting total compensation, the Compensation Committee considers individual performance and the performance of Harris Interactive, as well as market information regarding compensation paid by other companies in Harris Interactive's industry.

     Base Salary. Harris Interactive provides a base salary and benefits package that is competitive within the industry and geographic region in which it offers employment. Salaries for executive officers are initially set based on negotiation with individual executive officers and with reference to salaries for comparable positions for individuals of similar education and background to the executive officers. Harris Interactive also gives consideration to the individual's experience, reputation in his or her industry and expected contributions to the

Company. For fiscal years through and including fiscal year 2003, salaries of Harris Interactive's Named Executive Officers, except its Group President-Health Care, Education and Public Policy and Group President-Strategic Marketing and Business and Consumer Research, have been determined annually by the Compensation Committee and are subject to adjustments based on (i) the Compensation Committee's determination that the individual's level of contribution to Harris Interactive has changed since his or her salary had last been reviewed, and (ii) increases in competitive pay levels, and the Chief Executive Officer reviews and takes action with respect to the compensation of other executive officers and key personnel, including the Group Presidents referred to above. For fiscal year 2004 and thereafter, the Compensation Committee will review and approve the salaries of all executive officers and key personnel of the Company.

     Cash Bonuses. Under the terms of their employment agreements and other arrangements with the Company, certain of the Company's executive officers are eligible for an annual bonus based on performance standards relating to Harris Interactive's revenue and operating income for the year. Bonus payments to executive officers are determined by the Compensation Committee. The cash bonus paid to Dr. Gordon S. Black, Chairman of the Board and Chief Executive Officer, is described below under "CEO Compensation". The amount of the annual performance bonus payable to Albert A. Angrisani, President and Chief Operating Officer, can range from $0 to $250,000, with a target bonus of $100,000. For fiscal 2003, Mr. Angrisani received a bonus of $110,000. The annual performance bonus payable to Leonard R. Bayer is determined by the Compensation Committee, and must be in the highest tier of bonuses awarded in the applicable period pursuant to the same criteria used to determine bonuses payable to the Company's Chief Executive Officer and Chief Operating Officer. For fiscal 2003, Mr. Bayer received a bonus of $80,000. The annual performance bonus payable to Gregory T. Novak, President, U.S. Operations, is determined in accordance with the criteria used to determine bonuses payable to the Company's senior executives. For fiscal 2003, Mr. Novak received a bonus of $45,150. The annual performance bonus payable to Arthur E. Coles, Group President, Health Care & Policy Research, is determined in accordance with the criteria used to determine bonuses payable to the Company's senior executives. For fiscal 2003, Mr. Coles received a bonus of $30,000.

     Long-Term Incentives. Longer term incentives are provided through Harris Interactive's Long-Term Incentive Plan, which rewards executives and other employees through the growth in value of Harris Interactive's common stock. The Compensation Committee administers the Plan and selects those individuals to whom options or other awards should be granted and the terms of those awards. The Compensation Committee believes that employee equity ownership is highly motivating, provides a major incentive for employees to build stockholder value and serves to align the interests of employees with those of stockholders. Although a variety of equity incentives are available under the Plan, stock options historically have been granted to executive officers based upon each officer's relative position, responsibilities, historical and expected contributions to Harris Interactive, and the officer's existing stock ownership and previous option grants, with primary weight given to the executive officer's relative rank and responsibilities. Initial stock option grants designed to recruit an executive officer to join Harris Interactive may be based on negotiations with the officer and with reference to historical option grants to existing executive officers. Stock options are typically granted at the market price of Harris Interactive's common stock on the date of grant, with a four-year vesting schedule, and will provide value to the executive officers only when the price of shares of Harris Interactive common stock increases over the exercise price. For fiscal 2003, the Company granted Mr. Novak options to purchase 50,000 shares of Harris Interactive common stock, and granted Mr. Coles options to purchase 30,000 shares of Harris Interactive common stock.

     Limits on the Deductibility of Compensation. Section 162(m) of the Internal Revenue Code, generally denies publicly-held corporations a federal income tax deduction for compensation exceeding $1,000,000 paid to the Chief Executive Officer or any of the four other highest paid executive officers, excluding performance-based compensation. Through June 30, 2003, this provision has not limited Harris Interactive's ability to deduct executive compensation. The Compensation Committee will continue to monitor the potential impact of
Section 162(m) on the Company's ability to deduct executive compensation. Harris Interactive's Long-Term Incentive Plan has been designed, and is intended to be administered, in a manner that will enable the Company to deduct compensation attributable to options and certain other awards thereunder, without regard to such deduction limitation.

CEO COMPENSATION

     During the fiscal year ended June 30, 2003, the compensation of Dr. Black was determined by applying the same criteria discussed at the beginning of this report used to determine compensation and bonuses for all executive officers. Dr. Black's compensation for the fiscal year ended June 30, 2003 is set forth in the Summary Compensation Table appearing on page 9. Pursuant to the amendment to his employment agreement described above under "Employment Contracts, Severance and Change of Control Arrangements", beginning July 1, 2003 Dr. Black's salary was increased from $300,000 to $375,000, and he was eligible for a cash bonus under the bonus programs maintained by the Company for its senior executives. Dr. Black received a bonus of $110,000 for fiscal year 2003.

SUMMARY

     The Compensation Committee believes that Harris Interactive's compensation policy as practiced to date has been successful in attracting and retaining qualified employees and in tying compensation directly to corporate performance relative to corporate goals. Harris Interactive's compensation policy will evolve over time as the Company attempts to achieve the many short-term goals it faces while maintaining its focus on building long-term stockholder value through technological leadership and development and expansion of the market for Harris Interactive's products.

  SUBMITTED BY THE COMPENSATION COMMITTEE OF THE COMPANY'S BOARD OF DIRECTORS:

                          Mr. James R. Riedman (Chair)
                              Mr. Thomas D. Berman
                               Mr. David Brodsky
                             Mr. Howard L. Shecter

PERFORMANCE GRAPH

     The following graph, presented pursuant to the rules of the SEC, demonstrates a comparison of cumulative total stockholder return for holders of shares of Harris Interactive's common stock from December 7, 1999, the first day of trading following Harris Interactive's initial public offering, through June 30, 2003, compared with the Nasdaq Stock Market (US) Index and a peer group. The peer group represented includes the U.S.-based market research corporations Arbitron Inc., IMS Health, Inc., Information Resources, Inc., Jupiter Media Metrix, Inc., National Research Corp., NetRatings, Inc., and Opinion Research Corp., as published by Inside Research. The stock price performance shown on the graph below is not necessarily indicative of future price performance and only reflects Harris Interactive's relative stock price for the period from December 7, 1999 through June 30, 2003.

     The information contained in the Performance Graph shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Securities Exchange Act, except to the extent Harris Interactive specifically incorporates it by reference.

                COMPARISON OF 43 MONTH CUMULATIVE TOTAL RETURN*
   AMONG HARRIS INTERACTIVE INC., THE NASDAQ STOCK MARKET (U.S.) INDEX AND A
           PEER GROUP COMPARISON OF 43 MONTH CUMULATIVE TOTAL RETURN*

                                     GRAPH

    * $100 invested on 12/7/99 in stock or index -- including reinvestment of dividends. Fiscal year ending June 30.

                                            12/99     6/00     6/01     6/02     6/03
Harris Interactive Inc....................  100.00    34.60    17.86    24.07    46.14
Nasdaq Stock Market (U.S.)................  100.00   111.06    60.36    41.12    45.65
Peer Group................................  100.00    84.39    86.09    59.50    59.93

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership of the common stock of the Company with the SEC. Officers, directors and beneficial owners of more than 10% of any class of the Company's equity securities are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file.

     Based solely upon review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that during the fiscal year ended June 30, 2003, all filing requirements under Section 16(a) applicable to its officers, directors, and greater than 10% beneficial owners were complied with except as follows: Due to inadvertent administrative errors, Mr. Gregory Novak filed a Form 4 on May 21, 2003 reflecting a sale transaction made on May 16, 2003.

                              INDEPENDENT AUDITORS

     The Board of Directors delegated exclusive authority to select the independent public auditors of Harris Interactive for the fiscal year ending June 30, 2004 to the Audit Committee, and the Audit Committee selected PricewaterhouseCoopers LLP to serve in that capacity. PricewaterhouseCoopers LLP served in such capacity for the fiscal year most recently completed. A representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting, will be given the opportunity to make a statement, if he or she so desires, and will be available to respond to appropriate questions.

                                   AUDIT FEES

     The aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered to the Company for the fiscal years ending June 30, 2003 and June 30, 2002 were $186,783 and $266,400, respectively. An explanation of such fees is provided in the following table:

                                                              FISCAL 2003   FISCAL 2002
                                                              -----------   -----------
Audit Fees..................................................   $139,898      $126,400
Audit-Related Fees..........................................   $  9,875      $ 44,710
Tax Fees....................................................   $ 37,010      $ 40,300
All Other Fees..............................................   $     --      $ 55,990
                                                               --------      --------
Total Fees Paid.............................................   $186,783      $266,400
                                                               ========      ========

     "Audit Fees" include fees billed by PricewaterhouseCoopers LLP for the audit of Harris Interactive's annual financial statements for the fiscal year and reviewing our quarterly reports on Form 10-Q. "Audit-Related Fees" include fees for services such as accounting consultations and review of SEC reports and filings, including the Company's Registration Statements on Form S-3 filed with the SEC on November 20, 2001 and July 2, 2003 and the Company's Registration Statement on Form S-4 filed with the SEC on September 25, 2001. "Tax Fees" are fees billed for tax services in connection with the preparation of the Company's federal and state income tax returns, including extensions and quarterly estimated tax payments, and customary consultation or advice regarding accounting issues, potential transactions or taxes (e.g., tax compliance, tax consulting, or tax planning). "All Other Fees" include fees in completing due diligence in connection with business acquisitions.

     The Audit Committee approves the annual budget for all audit and non-audit services and pre-approves all engagements of the Company's auditors to provide non-audit services. The Audit Committee's general policy is to restrict the engagement of the independent auditors to providing audit and tax-related services. The Audit Committee will not engage the independent auditors to provide any non-audit services that are prohibited under Section 10A of the Exchange Act and Rule 10A-3 thereunder.

     The Audit Committee considered and determined that the provision of the services other than the services described under "Audit Fees" is compatible with maintaining the independence of PricewaterhouseCoopers LLP as the Company's independent auditors.

                                 OTHER MATTERS

     At the date of this Proxy Statement, the only business that the Board of Directors intends to present or knows that others will present at the Annual Meeting is as set forth above. If any other matter or matters are properly brought before the Annual Meeting, or any adjournment thereof, it is intended that shares represented by proxies will be voted or not voted by the persons named in the proxies in accordance with the recommendation of the Board of Directors, or, in the absence of any such recommendation, by the proxy holders in their discretion.

                          FUTURE STOCKHOLDER PROPOSALS

ADVANCE NOTICE PROCEDURES

     Under Harris Interactive's bylaws, no business may be brought before an annual meeting unless:

     - it is specified in the notice of the meeting (which includes stockholder proposals that Harris Interactive is required to include in its proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act); or

     - it is otherwise brought before the meeting by or at the direction of Harris Interactive's Board of Directors or by a stockholder entitled to vote who delivered notice to Harris Interactive (containing certain information specified in the bylaws) not less than 90 nor more than 120 days prior to the first anniversary of the date on which Harris Interactive first mailed its prior-year Proxy Statement and form of proxy to stockholders (between June 17, 2003 and July 17, 2003, for proposals for the 2003 annual meeting).

     These requirements are separate from and in addition to the SEC's requirements that a stockholder must meet in order to have a stockholder proposal included in Harris Interactive's proxy statement.

STOCKHOLDER PROPOSALS FOR THE 2004 ANNUAL MEETING

     Stockholders interested in submitting a proposal for inclusion in the proxy materials for Harris Interactive's annual meeting of stockholders in 2004, including any nomination of a person for election to the Board of Directors, may do so by following the procedures prescribed in SEC Rule 14a-8. To be eligible for inclusion, stockholder proposals must be received by Harris Interactive's Corporate Secretary by June 12, 2004 (which date is 120 days prior to the first anniversary of the date on which Harris Interactive first mailed this Proxy Statement and form of proxy to stockholders).

     Additionally, if a stockholder interested in submitting a proposal for the 2004 annual meeting fails to deliver notice of their intent to make such proposal to the Corporate Secretary between June 12, 2004 and July 12, 2004, then any proxy solicited by management may confer discretionary authority to vote on such proposal.

                             AUDIT COMMITTEE REPORT

     The information contained in this Audit Committee Report shall not be deemed to be "soliciting material" or to be "filed" with the SEC or subject to the liabilities of Section 18 of the Securities Exchange Act, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act or the Securities Exchange Act. The information contained in this Audit Committee Report shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Securities Exchange Act, except to the extent Harris Interactive specifically incorporates it by reference.

     The Audit Committee of Harris Interactive's Board of Directors reviews the results of Harris Interactive's quarterly and annual financial statements and annual audit, appoints and monitors the independence of the Company's independent auditors, approves in advance any permitted non-audit services to be performed by the Company's independent auditors, and meets with the Company's independent auditors to review the Company's critical accounting policies, internal controls and financial management practices. The Audit Committee also receives, reviews and takes action with respect to complaints received by the Company with respect to accounting, internal accounting controls, and auditing matters. During the fiscal year ended June 30, 2003, all of Harris Interactive's Audit Committee members, Benjamin D. Addoms, Thomas D. Berman, David Brodsky and Howard L. Shecter, were "independent directors" as defined in Rule 4200(a)(14) of the National Association of Securities Dealers Listing Standards.

     Harris Interactive's Board of Directors adopted an amended written charter for the Audit Committee on April 30, 2002. A copy of the charter was attached as Appendix "A" to Harris Interactive's Proxy Statement for its 2002 Annual Meeting of Stockholders, filed with the SEC on October 15, 2002.

     The Audit Committee reviewed and discussed Harris Interactive's audited financial statements for its fiscal year ended June 30, 2003 with Harris Interactive's Board of Directors and management. In addition, Harris Interactive's Audit Committee discussed with PricewaterhouseCoopers LLP, Harris Interactive's independent auditors, the matters required to be discussed by Statement of Auditing Standard No. 61. The Audit Committee received from PricewaterhouseCoopers the written disclosures and the letter required by Independence Standards Board Standard No. 1 and discussed with them their independence. Based on the Audit Committee's review of the audited financial statements and the foregoing discussions, Harris Interactive's Audit Committee recommended to Harris Interactive's Board of Directors that the audited financial statements of Harris Interactive be included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2003.

     SUBMITTED BY THE AUDIT COMMITTEE OF THE COMPANY'S BOARD OF DIRECTORS:

                           Mr. David Brodsky (Chair)
                              Mr. Thomas D. Berman
                             Mr. Benjamin D. Addoms
                             Mr. Howard L. Shecter

                           ANNUAL REPORT ON FORM 10-K

     A copy of Harris Interactive's Annual Report on Form 10-K for the fiscal year ended June 30, 2003 (without exhibits) is being distributed with this Proxy Statement. The Annual Report on Form 10-K is also available, without charge, by writing or telephoning to Mr. Bruce A. Newman, Corporate Secretary, 135 Corporate Woods, Rochester, New York 14623; telephone 585-272-8400. In addition, the report (with exhibits) is available at the SEC's Internet site (http://www.sec.gov), and on Harris Interactive's website (http://www.harrisinteractive.com).

                                 REVOCABLE PROXY

                             HARRIS INTERACTIVE INC.

                 135 CORPORATE WOODS, ROCHESTER, NEW YORK 14623

      PROXY SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS OF HARRIS INTERACTIVE INC. FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON,
                           TUESDAY, NOVEMBER 11, 2003

The undersigned hereby constitutes and appoints Leonard R. Bayer and Bruce A. Newman, and each of them, as proxies (the "Proxies") of the undersigned, with full power of substitution in each, and authorizes each of them to represent and to vote all shares of common stock, par value $0.001 per share, of Harris Interactive Inc. ("Harris Interactive") held of record by the undersigned as of the close of business on September 15, 2003, at the Annual Meeting of Stockholders (the "Meeting") to be held at the Memorial Art Gallery, 500 University Avenue, Rochester, New York, on Tuesday, November 11, 2003 at 5:15 p.m. local time and at any adjournments thereof.

When properly executed, this proxy will be voted in the manner directed herein by the undersigned stockholder(s). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR EACH NOMINEE SET FORTH BELOW IN PROPOSAL 1 ON THE REVERSE SIDE HEREOF AND WITH DISCRETIONARY AUTHORITY ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF. Stockholders of record who plan to attend the Annual Meeting may revoke the proxy by casting their vote at the meeting in person.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement, dated October 10, 2003, and a copy of Harris Interactive's 2003 Annual Report on Form 10-K for the fiscal year ended June 30, 2003. The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Annual Meeting of Stockholders and the Proxy Statement with respect thereto and hereby revoke(s) any proxy or proxies heretofore given.

        PLEASE VOTE, DATE AND SIGN THIS PROXY ON REVERSE SIDE AND RETURN
                       PROMPTLY IN THE ENCLOSED ENVELOPE.




               |                                                 |
               V Please Detach and Mail in the Envelope Provided V
--------------------------------------------------------------------------------


      Please mark your
A |X| vote as in this
      example

                    FOR all               WITHHOLD      The Board of Directors Recommends a Vote "For" the election of all Nominees.
                Nominees listed          AUTHORITY
              (except as indicated     To vote for all              Benjamin D. Addoms   2. In their discretion, the Proxies are
                to the contrary)        the Nominees    Nominees:   Leonard R. Bayer        authorized to vote on such other
1. Election of                                                      David Brodsky           business as may properly come before the
   Class I            | |                    | |                                            Annual Meeting or any adjournment(s)
   Directors                                                                                thereof.

Instructions: To withhold authority to vote for any                                      PLEASE BE SURE TO VOTE.
individual(s), write the name(s) of the nominee(s)
with respect to whom you choose to withhold authority
on the lines below.__________________________________                                    PLEASE SIGN, DATE AND PROMPTLY MAIL YOUR
_____________________________________________________                                    PROXY.
_____________________________________________________

                                          Date:            , 2003                                            Date:            , 2003
-----------------------------------------       -----------        -----------------------------------------       -----------
       STOCKHOLDER(S) SIGNATURE(S)                                        STOCKHOLDER(S) SIGNATURE(S)



NOTE: Please sign name exactly as shown above. Where there is more than one holder, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation or partnership, the proxy should be executed in the full corporate or partnership name and signed by a duly authorized person, stating his or her title or authority.